		Monthly Volume Summary: February 2014 (unaudited & subject to change) (dollars in millions)

February 2014 Highlights:

• The total mortgage portfolio decreased at an annualized rate of 2.2% in February.

• Single-family refinance-loan purchase and guarantee volume was $8.6 billion in February representing 53% of total single-family mortgage portfolio purchases or issuances. Relief refinance mortgages comprised approximately 38% of our total single-family refinance volume during February 2014 based on unpaid principal balance (UPB).

• Total number of loan modifications were 6,570 in February 2014 and 12,664 for the two months ended February 28, 2014.

• Multifamily new business activity was $0.7 billion in February 2014 and $2.0 billion for the two months ended February 28, 2014, which reflects the UPB of Freddie Mac's multifamily new loan purchases, issuances of other guarantee commitments and issuances of other structured securities during the period.

• The aggregate UPB of our mortgage-related investments portfolio decreased by approximately $11.8 billion in February.

• Freddie Mac mortgage-related securities and other guarantee commitments increased at an annualized rate of 1.4% in February.

• Our single-family seriously delinquent rate decreased from 2.34% in January to 2.29% in February. Our multifamily delinquency rate remained flat at 0.05% in February.

• The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $9 million in February. Duration gap averaged 0 months.

• On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as Conservator of Freddie Mac.

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]
	Purchases or Issuances [3]	Sales [4]	Liquidations	Net Increase/ (Decrease)	Ending Balance	Annualized Growth Rate	Annualized Liquidation Rate

Feb 2013	$42,850	($559)	($48,959)	($6,668)	$1,941,724	(4.1%)	30.2%
Mar	52,009	(617)	(44,853)	6,539	1,948,263	4.0%	27.7%
Apr	47,298	(627)	(45,720)	951	1,949,214	0.6%	28.2%
May	42,381	(2,010)	(45,169)	(4,798)	1,944,416	(3.0%)	27.8%
Jun	48,388	(1,428)	(46,131)	829	1,945,245	0.5%	28.5%
Jul	42,250	(2,177)	(42,849)	(2,776)	1,942,469	(1.7%)	26.4%
Aug	35,963	(3,866)	(40,270)	(8,173)	1,934,296	(5.0%)	24.9%
Sep	28,207	(3,251)	(31,858)	(6,902)	1,927,394	(4.3%)	19.8%
Oct	22,379	(6,392)	(26,238)	(10,251)	1,917,143	(6.4%)	16.3%
Nov	22,663	(1,393)	(24,427)	(3,157)	1,913,986	(2.0%)	15.3%
Dec	25,434	(1,191)	(23,568)	675	1,914,661	0.4%	14.8%

Full-Year 2013	452,941	(23,804)	(470,752)	(41,615)	1,914,661	(2.1%)	24.1%

Jan 2014	20,298	(476)	(22,876)	(3,054)	1,911,607	(1.9%)	14.3%
Feb	17,009	(1,390)	(19,069)	(3,450)	1,908,157	(2.2%)	12.0%

YTD 2014	$37,307	($1,866)	($41,945)	($6,504)	$1,908,157	(2.0%)	13.1%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]
	Purchases [5]	Sales [6]	Liquidations	Ending Balance	Annualized Growth Rate	Annualized Liquidation Rate	Mortgage Purchase Agreements [7]	Mortgage Sale Agreements [8]	Net Purchase (Sale) Agreements [9]		PCs, REMICs and Other Structured Securities	Non-Freddie Mac Mortgage-Related Securities		Mortgage Loans	Ending Balance
												Agency	Non-Agency

Feb 2013	$13,939	($10,672)	($10,575)	$542,734	(15.9%)	23.1%	$19,689	($15,570)	$4,119	Feb 2013	$182,034	$22,122	$122,952	$215,626	$542,734
Mar	13,568	(12,048)	(10,104)	534,150	(19.0%)	22.3%	17,000	(12,297)	4,703	Mar	178,659	21,482	121,500	212,509	534,150
Apr	15,004	(10,390)	(10,507)	528,257	(13.2%)	23.6%	21,405	(22,115)	(710)	Apr	177,316	20,806	119,728	210,407	528,257
May	14,223	(13,749)	(10,236)	518,495	(22.2%)	23.3%	26,593	(16,828)	9,765	May	175,222	20,142	116,912	206,219	518,495
Jun	26,336	(13,238)	(10,374)	521,219	6.3%	24.0%	38,309	(19,451)	18,858	Jun	184,639	20,135	114,716	201,729	521,219
Jul	20,329	(9,870)	(10,432)	521,246	0.1%	24.0%	21,849	(23,732)	(1,883)	Jul	188,866	20,481	111,459	200,440	521,246
Aug	17,844	(16,592)	(10,554)	511,944	(21.4%)	24.3%	20,531	(22,754)	(2,223)	Aug	190,822	20,701	106,870	193,551	511,944
Sep	8,829	(14,694)	(8,265)	497,814	(33.1%)	19.4%	13,560	(21,187)	(7,627)	Sep	183,278	20,963	102,802	190,771	497,814
Oct	10,246	(17,386)	(8,003)	482,671	(36.5%)	19.3%	19,455	(31,153)	(11,698)	Oct	180,795	18,723	97,775	185,378	482,671
Nov	6,332	(15,216)	(7,032)	466,755	(39.6%)	17.5%	10,747	(13,347)	(2,600)	Nov	171,286	17,570	96,524	181,375	466,755
Dec	10,963	(8,995)	(7,699)	461,024	(14.7%)	19.8%	12,459	(11,419)	1,040	Dec	168,034	16,907	94,775	181,308	461,024

Full-Year 2013	172,688	(154,501)	(114,707)	461,024	(17.3%)	20.6%	240,627	(226,927)	13,700	Full-Year 2013	168,034	16,907	94,775	181,308	461,024

Jan 2014	6,931	(7,294)	(6,717)	453,944	(18.4%)	17.5%	14,971	(21,210)	(6,239)	Jan 2014	165,294	16,298	93,458	178,894	453,944
Feb	6,627	(13,006)	(5,409)	442,156	(31.2%)	14.3%	13,325	(18,004)	(4,679)	Feb	158,875	15,727	91,744	175,810	442,156

YTD 2014	$13,558	($20,300)	($12,126)	$442,156	(24.6%)	15.8%	$28,296	($39,214)	($10,918)	YTD 2014	$158,875	$15,727	$91,744	$175,810	$442,156

Please see Endnotes on page 3.

TABLE 4 - FREDDIE MAC MORTGAGE-RELATED SECURITIES AND OTHER GUARANTEE COMMITMENTS [1,10]							TABLE 5 - OTHER DEBT ACTIVITIES [13]
								Original Maturity ≤ 1 Year	Original Maturity > 1 Year
	Issuances	Liquidations [11]	Net Increase/ (Decrease)	Ending Balance [12]	Annualized Growth Rate	Annualized Liquidation Rate		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Feb 2013	$44,001	($45,168)	($1,167)	$1,581,024	(0.9%)	34.3%	Feb 2013	$116,193	$7,075	($15,021)	$ -	($19)	$416,264	$532,457
Mar	53,123	(41,375)	11,748	1,592,772	8.9%	31.4%	Mar	124,325	9,600	(15,366)	(197)	(9)	410,292	534,617
Apr	47,401	(41,900)	5,501	1,598,273	4.1%	31.6%	Apr	124,244	9,339	(9,972)	-	13	409,672	533,916
May	44,218	(41,348)	2,870	1,601,143	2.2%	31.0%	May	133,774	5,436	(18,351)	-	(9)	396,748	530,522
Jun	49,401	(41,879)	7,522	1,608,665	5.6%	31.4%	Jun	136,030	12,372	(17,817)	(1,549)	1	389,755	525,785
Jul	39,656	(38,232)	1,424	1,610,089	1.1%	28.5%	Jul	143,621	11,343	(8,218)	(216)	11	392,675	536,296
Aug	38,625	(35,540)	3,085	1,613,174	2.3%	26.5%	Aug	139,506	7,418	(6,087)	(92)	(4)	393,910	533,416
Sep	28,435	(28,751)	(316)	1,612,858	(0.2%)	21.4%	Sep	136,077	4,620	(14,267)	(6)	13	384,270	520,347
Oct	25,143	(22,734)	2,409	1,615,267	1.8%	16.9%	Oct	141,411	14,551	(16,117)	(4)	3	382,703	524,114
Nov	24,764	(21,514)	3,250	1,618,517	2.4%	16.0%	Nov	144,137	7,577	(16,344)	(13)	1	373,924	518,061
Dec	22,620	(19,466)	3,154	1,621,671	2.3%	14.4%	Dec	141,767	9,265	(13,617)	-	6	369,578	511,345

Full-Year 2013	460,766	(424,590)	36,176	1,621,671	2.3%	26.8%	Full-Year 2013	141,767	112,221	(175,138)	(2,077)	30	369,578	511,345

Jan 2014	21,114	(19,828)	1,286	1,622,957	1.0%	14.7%	Jan 2014	130,577	10,737	(21,659)	(1,001)	(7)	357,648	488,225
Feb	18,858	(16,939)	1,919	1,624,876	1.4%	12.5%	Feb	114,369	6,168	(19,581)	-	-	344,235	458,604

YTD 2014	$39,972	($36,767)	$3,205	$1,624,876	1.2%	13.6%	YTD 2014	$114,369	$16,905	($41,240)	($1,001)	($7)	$344,235	$458,604

TABLE 6 - DELINQUENCIES - TOTAL [14]					TABLE 7 - OTHER INVESTMENTS [16]		TABLE 8 - INTEREST-RATE RISK SENSITIVITY DISCLOSURES [17]
	Single-Family [15]			Multifamily				Portfolio Market Value- Level (PMVS-L) (50 bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25 bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)
	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Feb 2013	2.58%	7.04%	3.15%	0.16%	Feb	$44,796	Feb 2013	$251	--	$23	--	0	--
Mar	2.49%	6.74%	3.03%	0.16%	Mar	51,596	Mar	293	269	11	19	0	0
Apr	2.40%	6.42%	2.91%	0.09%	Apr	57,637	Apr	275	--	27	--	0	--
May	2.35%	6.26%	2.85%	0.08%	May	64,698	May	429	--	28	--	1	--
Jun	2.31%	6.12%	2.79%	0.09%	Jun	51,398	Jun	365	356	12	23	1	1
Jul	2.24%	5.90%	2.70%	0.06%	Jul	64,536	Jul	237	--	16	--	0	--
Aug	2.25%	5.34%	2.64%	0.05%	Aug	72,277	Aug	247	--	16	--	0	--
Sep	2.20%	5.20%	2.58%	0.05%	Sep	70,896	Sep	186	225	43	24	0	0
Oct	2.12%	5.04%	2.48%	0.06%	Oct	88,648	Oct	146	--	20	--	0	--
Nov	2.07%	4.91%	2.43%	0.05%	Nov	105,386	Nov	60	--	20	--	0	--
Dec	2.04%	4.83%	2.39%	0.09%	Dec	77,150	Dec	56	89	17	19	0	0

					Full-Year 2013	77,150	Full-Year 2013	235	--	21	--	0	--

Jan 2014	2.00%	4.73%	2.34%	0.05%	Jan 2014	59,314	Jan 2014	207	--	17	--	(1)	--
Feb	1.96%	4.58%	2.29%	0.05%	Feb	42,666	Feb	9	--	7	--	0	--

					YTD 2014	$42,666	YTD 2014	$113	--	$12	--	0	--

Please see Endnotes on page 3.

ENDNOTES

1.
The activity and balances set forth in these tables represent UPB, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. For Freddie Mac mortgage-related securities, the balance reflects security balances based on the monthly PC factor report. Freddie Mac mortgage-related securities include PCs, REMICs and Other Structured Securities, and Other Guarantee Transactions. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which resulted in significant changes to our financial statements. However, the information in this monthly volume summary is presented without giving effect to those changes.

2.
Total mortgage portfolio (Table 1) is defined as Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).

3.
Includes cash purchases of single-family and multifamily mortgage loans, issuances of Freddie Mac mortgage-related securities through our guarantor swap program, issuances of other guarantee commitments, issuances of other structured securities and purchases of non-Freddie Mac mortgage-related securities.

4.	Includes sales of non-Freddie Mac mortgage-related securities and sales of multifamily mortgage loans.

5.
Includes cash purchases of single-family and multifamily mortgage loans, purchases of Freddie Mac and non-Freddie Mac mortgage-related securities, and additions for seriously delinquent, modified, and balloon/reset mortgage loans purchased out of PC pools. Purchases of Freddie Mac mortgage-related securities into the mortgage-related investments portfolio totaled $1,833 million (based on UPB) during February 2014.

6.
Includes sales of Freddie Mac mortgage-related securities (including sales to third parties from the securitization of previously purchased single-family and multifamily mortgage loans), sales of non-Freddie Mac mortgage-related securities and sales of multifamily mortgage loans.

7.
Mortgage purchase agreements reflect trades entered into during the month and include: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Our purchase commitments may settle during the same month in which we have entered into the related commitment.

8.
Mortgage sale agreements reflect trades entered into during the month and include: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Our sales commitments may settle during the same month in which we have entered into the related commitment.

9.
As of February 28, 2014, we had net unsettled purchase (sale) agreements of approximately $2,406 million. The ending balance of our mortgage-related investments portfolio as of February 28, 2014 after giving effect to these unsettled agreements and assuming we did not enter into any other purchase (sale) agreements after February 28, 2014 would have been $445 billion.

10.
Includes other guarantee commitments, which consist of tax-exempt multifamily housing revenue bonds, HFA bonds, and credit-related commitments with respect to single-family mortgage loans. Excludes any resecuritization activity involving Freddie Mac mortgage-related securities. Notional balances of interest-only strips are excluded because this table is based on UPB.

11.
Represents principal repayments relating to loans underlying Freddie Mac mortgage-related securities and other guarantee commitments. Also includes our purchases of seriously delinquent, modified and balloon/reset mortgage loans out of PC pools.

12.
The ending balance of Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) differs from the balance of Freddie Mac mortgage-related securities in our annual report on Form 10-K dated February 27, 2014 because Table 4 includes other guarantee commitments described in Endnote 10.

13.	Represents the combined balance and activity of our other debt, including securities sold under agreements to repurchase and federal funds purchased, based on the par values of these liabilities.

14.
Single-family serious delinquency rate information is based on the number of loans that are three monthly payments or more past due or in the process of foreclosure as of period end while multifamily delinquencies are based on the UPB of mortgage loans that are two monthly payments or more past due or in the process of foreclosure as of period end. Mortgage loans that have been modified are not counted as seriously delinquent as long as the borrower is less than three monthly payments past due under the modified terms for single-family, and less than two monthly payments past due for multifamily. Delinquency rates presented in Table 6 include mortgage loans underlying Other Guarantee Transactions, but exclude financial guarantees that are backed by either HFA bonds or Ginnie Mae Certificates. For HAMP or non-HAMP standard modifications, we include loans in the trial period as seriously delinquent in our statistical reporting, which results in a temporary rise in our seriously delinquent rate until the modifications become effective and are removed from seriously delinquent status. The volume of effective modifications impacts our reported seriously delinquent rate.

15.
On a monthly basis, Freddie Mac publishes pool-level delinquency disclosures on its single-family PC and Giant PC securities on the company's web site, www.FreddieMac.com/mbs. These monthly disclosures include for each PC and Giant PC the loan count and associated aggregate UPB for mortgage loans that fall into one of four delinquency groups: 30-59 days delinquent, 60-89 days delinquent, 90-119 days delinquent, and 120 days or more delinquent. Additionally, the monthly disclosures include information about certain seriously delinquent loans purchased by Freddie Mac from each PC and Giant PC. Generally, we purchase these delinquent loans, and thereby extinguish the related PC debt, at the scheduled PC debt payment date, unless the loans proceed to foreclosure transfer, complete a foreclosure alternative or are paid in full by the borrower before such date. As of February 28, 2014, there were approximately $1.0 billion in UPB of loans that were four monthly payments past due, and that met our criteria to allow for the purchase of delinquent mortgage loans out of PC pools.

16.
Other Investments exclude amounts related to consolidated variable-interest entities. The balance includes cash and cash equivalents, federal funds sold and securities purchased under agreements to resell, and non-mortgage-related securities. Investments in non-mortgage-related securities are presented at fair value.

17.
Our primary interest-rate risk measures are PMVS and duration gap. These measures include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) movements in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our web site, www.FreddieMac.com/investors.

The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (571) 382-4732 or writing to:
1551 Park Run Drive, MS D5F,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.